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                                  EXHIBIT 1(C)

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION

         Incorporated herein by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1990, filed April 15, 1991 (see Exhibit 1(C) therein).

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